UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2012

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On April 25, 2012, Sensata Technologies Holding N.V. issued a press release announcing its financial results for the quarter ended March 31, 2012. The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.
The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On April 25, 2012, Sensata Technologies Holding N.V. issued a press release announcing plans to transition the CEO role in January 2013. The press release is attached hereto as exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1 April 25, 2012 press release entitled "Sensata Technologies Holding N.V. Announces First Quarter 2012 Results" (furnished pursuant to Item 2.02).
99.2 April 25, 2012 press release entitled "Sensata outlines plans to transition CEO role in January, 2013" (furnished pursuant to Item 8.01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Robert Hureau
Date: April 25, 2012	Name: Robert Hureau
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	April 25, 2012 press release entitled "Sensata Technologies Holding N.V. Announces First Quarter 2012 Results"
99.2	April 25, 2012 press release entitled "Sensata outlines plans to transition CEO role in January, 2013"